Prospectus Supplement

June 14, 2017

The Guardian Investor Asset Builder® Variable Annuity

The Guardian Investor Income Access® Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2017 for The Guardian Investor Asset Builder® Variable Annuity, a variable annuity contract issued through The Guardian Separate Account R and The Guardian Investor Income Access® Variable Annuity, a variable annuity contract issued through The Guardian Separate Account Q.

Effective June 30, 2017 the following replaces the information contained in the May 1, 2017 prospectus with respect to the fund named below:

Variable investment options	Investment objectives	Typical investments	Investment Adviser
Franklin Rising Dividends VIP Fund (Class 2 Shares)	Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.	Franklin Advisory Services, LLC (Advisory Service) 101 John F. Kennedy Parkway Short Hills, NJ 07078
Franklin Small Cap Value VIP Fund (Class 2 shares)	Seeks long-term total return.	Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC (Advisory Service) 101 John F. Kennedy Parkway Short Hills, NJ 07078

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

PROSUPP617GIA